UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2021

Myers Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1293 South Main Street, Akron, Oh io 44301

(Address of Principal Executive Offices, and Zip Code)

(330) 253-5592

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	MYE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2021, the board of directors (the “Board”) of Myers Industries, Inc. (the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee of the Board, approved expanding the Board from 9 to 11 members, and appointed Yvette Dapremont Bright and Jeffrey Kramer to the Board, effective February 12, 2021, to hold office until the Company’s 2021 annual meeting of shareholders and until their respective successors are duly elected and qualified, or until their respective earlier death, resignation or removal. The Board has determined that Ms. Bright and Dr. Kramer satisfy the independence requirements of the corporate governance standards of the New York Stock Exchange. The Company has issued a press release announcing the appointment of Ms. Bright and Dr. Kramer to the Board, a copy of which is attached as Exhibit 99.1 hereto.

As non-employee directors, Ms. Bright and Dr. Kramer will be eligible to receive compensation in the same manner as the Company’s other non-employee directors, including an annual equity award upon their re-election to the Board at the 2021 annual meeting of shareholders, consistent with the description in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2020 (the “Proxy Statement”). The Company will enter into indemnification agreements with Ms. Bright and with Mr. Kramer in a manner consistent with the agreements entered into with the Company’s existing directors, the form of which was filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2009 filed with the Securities and Exchange Commission on May 1, 2009. Ms. Bright and Dr. Kramer will not be appointed to any committees of the Board until their re-election to the Board at the 2021 annual meeting of shareholders.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

By:	/s/ Andrean R. Horton
Andrean R. Horton, Esq.
Chief Legal Officer and Secretary

Date: February 16, 2021